                                                                    EXHIBIT 23.1



CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the registration statement of Innkeepers USA Trust on Form S-3 of our report dated March 14, 1997 on our audits of the consolidated financial statements of Innkeepers USA Trust as of December 31, 1995 and 1996 and for the period September 30, 1994 (inception) to December 31, 1994 and the years ended December 31, 1995 and 1996, our report dated March 14, 1997 on our audit of the financial statement schedule of Innkeepers USA Trust as of December 31, 1996, and our report dated March 14, 1997 on our audits of the combined financial statements of JF Hotel, Inc., JF Hotel II, Inc. and JF Hotel III, Inc. as of December 31, 1995 and 1996 and for the period September 30, 1994 (inception) to December 31, 1994 and the years ended December 31, 1995 and 1996 which reports are included, or incorporated by reference, in Innkeepers USA Trust's 1996 Annual Report on Form 10-K incorporated by reference herein; the incorporation by reference of our report dated August 4, 1994 except Note 6 as to which the date is March 30, 1995 on our audits of the combined financial statements of the Fisher Initial Hotels as of December 31, 1992 and 1993 and June 30, 1994 and for the years ended December 31, 1991, 1992 and 1993 and the six months ended June 30, 1994 which report is included in Innkeepers USA Trust's Form S-11 (File No. 33-95622) incorporated by reference herein; the incorporation by reference of our reports dated April 19, 1996 on our audits of the financial statements Amerimar Cherry Hill Associates and BA Harrisburg Associates as of and for the year ended December 31, 1995, which reports are included in Innkeepers USA Trust's Form 8-K-A filed on July 17, 1996 incorporated by reference herein; to the incorporation by reference of our report dated August 30, 1996, on our audits of the combined financial statements of the DeBoer Hotels as of December 30, 1994 and December 29, 1995 and for each of the three fiscal years in the period ended December 29, 1995 which report is included in Innkeepers USA Trust's Form S-3 (File No. 333-12809) incorporated by reference herein; and the incorporation by reference of our report dated July 3, 1997 on our audits of the combined financial statements of the Summerfield Acquisition Hotels as of January 3, 1997 and for the fiscal year then ended which report is included in Innkeepers USA Trust's Form 8-K filed on July 18, 1997 incorporated by reference herein.

We also consent to the reference to our firm under the caption "Experts."


                                           Coopers & Lybrand L.L.P.



West Palm Beach, Florida
August 12, 1997